UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

MINES MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Idaho	001-32074	91-0538859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

905 W. Riverside Avenue, Suite 311 Spokane, Washington	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  509-838-6050

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 1, 2015, Mines Management, Inc. (the “Company”) received a notice from the NYSE MKT LLC (the “NYSE MKT”) indicating that the Company does not meet continued listing standards of the NYSE MKT as set forth in Part 10 of the NYSE MKT Company Guide (the “Company Guide”).  Specifically, the Company is not in compliance with Section 1003(a)(i), Section 1003(a)(ii) and Section 1003(a)(iii) of the Company Guide because the Company reported stockholders’ equity of less than $2 million, $4 million and $6 million, respectively, as of March 31, 2015 and had net losses in its five most recent fiscal years ended December 31, 2014. In addition, the NYSE MKT indicated that the Company is not in compliance with Section 1003(a)(iv) of the Company Guide because it has sustained losses that are substantial in relation to its overall operations or its existing financial resources, or its financial condition has become impaired such that it appears questionable, in the opinion of the NYSE MKT, as to whether the Company will be able to continue operations and/or meet its obligations as they mature. As a result, the Company has become subject to the procedures and requirements of Section 1009 of the Company Guide.

The Company must submit a plan of compliance to the NYSE MKT by August 3, 2015 addressing how it intends to regain compliance with Section 1003(a)(i), Section 1003(a)(ii) and Section 1003(a)(iii) of the Company Guide by December 30, 2016 and Section 1003(a)(iv) of the Company Guide by December 31, 2015. If the plan is accepted by the NYSE MKT, the Company will be subject to periodic review to determine its compliance with the plan.

If the Company does not submit a plan or if the plan is not accepted by the NYSE MKT, delisting proceedings will commence. Furthermore, if the plan is accepted but the Company is not in compliance with the Section 1003(a)(i), Section 1003(a)(ii) and Section 1003(a)(iii) of the Company Guide by December 30, 2016 and Section 1003(a)(iv) of the Company Guide by December 31, 2015, or if it does not make progress consistent with the plan during the applicable plan period, the NYSE MKT will initiate delisting proceedings.

The Company’s management is reviewing its options to address the deficiencies and expects to submit a compliance plan on or before the deadline set by the NYSE MKT.

ITEM 9.01.          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press release issued by Mines Management, Inc. dated July 8, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2015

MINES MANAGEMENT, INC.

	By:	/s/ Glenn M. Dobbs
Glenn M. Dobbs
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Mines Management, Inc. dated July 8, 2015.